As filed with the Securities and Exchange Commission on July 14, 2005

Registration No. 333-125886

SECURITIES AND EXCHANGE COMMISSION

PRE-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	59-3429602
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	59-3191743
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

121 West Forsyth Street, Suite 200

Jacksonville, Florida 32202

(904) 598-7000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

J. Christian Leavitt

Senior Vice President

121 West Forsyth Street, Suite 200

Jacksonville, Florida 32202

(904) 598-7000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Linda Y. Kelso

Foley & Lardner LLP

One Independent Drive, Suite 1300

Jacksonville, Florida 32202

(904)-359-2000

Approximate date of commencement of proposed sale to the public:  As soon as practicable after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, please check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act of 1933, please check the following box.  ☐

Pre-Effective Amendment No. 1

Regency Centers, L.P. (the “Registrant”) hereby amends the Registrant’s Registration Statement on Form S-3, File No. 333-1254886, for the purpose of filing Exhibit 25.1.

1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State if Florida, on July 14, 2005.

REGENCY CENTERS, L.P.

By:	REGENCY CENTERS CORPORATION, its General Partner

By:	/s/ MARTIN E. STEIN, JR.*
Martin E. Stein, Jr., Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Date: July 14, 2005	/s/ MARTIN E. STEIN, JR.*
Martin E. Stein, Jr., Chairman of the Board and Chief Executive Officer

Date: July 14, 2005	/s/ MARY LOU FIALA*
Mary Lou Fiala, President, Chief Operating Officer and Director

Date: July 14, 2005	/s/ BRUCE M. JOHNSON*
Bruce M. Johnson, Managing Director, Principal Financial Officer and Director

Date: July 14, 2005	/s/ J. CHRISTIAN LEAVITT
J. Christian Leavitt, Senior Vice President, Secretary, Treasurer and Principal Accounting Officer

Date: July 14, 2005	/s/ RAYMOND L. BANK*
Raymond L. Bank, Director

Date: July 14, 2005	/s/ C. RONALD BLANKENSHIP*
C. Ronald Blankenship, Director

Date: July 14, 2005	/s/ A. R. CARPENTER*
A. R. Carpenter, Director

Date: July 14, 2005	/s/ J. DIX DRUCE, JR.*
J. Dix Druce, Jr., Director

Date: July 14, 2005	/s/ DOUGLAS S. LUKE*
Douglas S. Luke, Director

Date: July 14, 2005	/s/ JOHN C. SCHWEITZER*
John C. Schweitzer, Director

Date: July 14, 2005	/s/ THOMAS G. WATTLES*
Thomas G. Wattles, Director

Date: July 14, 2005	/s/ TERRY N. WORRELL*
Terry N. Worrell, Director

*By:	/s/ J. CHRISTIAN LEAVITT
J. Christian Leavitt, Attorney in Fact

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State if Florida, on July 14, 2005.

REGENCY CENTERS CORPORATION

By:	/s/ MARTIN E. STEIN, JR.*
Martin E. Stein, Jr., Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Date: July 14, 2005	/s/ MARTIN E. STEIN, JR.*
Martin E. Stein, Jr., Chairman of the Board and Chief Executive Officer

Date: July 14, 2005	/s/ MARY LOU FIALA*
Mary Lou Fiala, President, Chief Operating Officer and Director

Date: July 14, 2005	/s/ BRUCE M. JOHNSON*
Bruce M. Johnson, Managing Director, Principal Financial Officer and Director

Date: July 14, 2005	/s/ J. CHRISTIAN LEAVITT
J. Christian Leavitt, Senior Vice President, Secretary, Treasurer and Principal Accounting Officer

Date: July 14, 2005	/s/ RAYMOND L. BANK*
Raymond L. Bank, Director

Date: July 14, 2005	/s/ C. RONALD BLANKENSHIP*
C. Ronald Blankenship, Director

Date: July 14, 2005	/s/ A. R. CARPENTER*
A. R. Carpenter, Director

Date: July 14, 2005	/s/ J. DIX DRUCE, JR.*
J. Dix Druce, Jr., Director

Date: July 14, 2005	/s/ DOUGLAS S. LUKE*
Douglas S. Luke, Director

Date: July 14, 2005	/s/ JOHN C. SCHWEITZER*
John C. Schweitzer, Director

Date: July 14, 2005	/s/ THOMAS G. WATTLES*
Thomas G. Wattles, Director

Date: July 14, 2005	/s/ TERRY N. WORRELL*
Terry N. Worrell, Director

*By:	/s/ J. CHRISTIAN LEAVITT
J. Christian Leavitt, Attorney in Fact

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EXHIBIT INDEX

Sequential Page No.
*1.1	Form of Underwriting Agreement

**4.1	Form of Indenture relating to the notes

4.2	Form of Note (included in the Indenture filed as Exhibit 4.1)

4.3	Form of Guarantee (included in the Indenture filed as Exhibit 4.1)

***5.1	Opinion of Foley & Lardner LLP as to the legality of the notes

***8.1	Opinion of Foley & Lardner LLP as to tax matters and REIT qualification

***12.1	Statement re Computation of Ratios

23.1	Consent of Foley & Lardner LLP (included in Opinion filed as Exhibits 5.1 and 8.1)

***23.2	Consent of KPMG LLP

***24.1	Powers of Attorney (included on signature page)

25.1	Statement of Eligibility and Qualification of Trustee on Form T-1

*	If applicable, to be filed by post-effective amendment or by a current report on Form 8-K pursuant to the Securities and Exchange Act of 1934, as appropriate.
**	Incorporated by reference to Exhibit 4.1 to Regency Centers, L.P.’s Form S-3 filed with the Securities and Exchange Commission on April 13, 2001.
***	Previously filed.